Foregiveness of Debt Disclosure	6 Months Ended	12 Months Ended
	Jul. 31, 2020	Jan. 31, 2020
Notes
Foregiveness of Debt Disclosure

NOTE 5- FORGIVENESS OF DEBT

During the six-month period ended July 31, 2020, the Company recorded $74,336 as forgiveness of debt associated with reversal of an old debt which exceeded the statute of limitations as promulgated under Chilean Laws (July 31, 2019 - $Nil).

NOTE 4 -FORGIVENESS OF DEBT

During the year ended January 31, 2019, the Company reached an agreement with certain service providers to forgive portion of debt the Company owed to them as at July 31, 2018. As a result of these agreements, the Company recognized $124,512 as forgiveness of debt. In addition, at July 31, 2018, the Company recorded an additional $38,211 as forgiveness of debt associated with reversal of old debt which exceeded the statute of limitations.